NVE 3.0 Investor Meetings New York May 15-16, 2012 Exhibit 99.1

Table of Contents
Page No.
Presentation
Supplemental Material
Earnings per Share …………………………….. 34
Energy Supply  ………………………………….. 35
Energy Delivery…………………………………..
Energy Strategy…………………………………..
Regulation………………………………………...
Other……………………………………………….
4 - 32
.…………………………………………..
36 – 37
38 - 45
46 - 50
51 - 52

Safe Harbor Statement
IR Contacts
Max Kuniansky Britta Carlson
Executive, Investor Relations Manager, Investor and Shareholder Relations
(702) 402-5627 (702) 402-5624
mkuniansky@nvenergy.com bcarlson@nvenergy.com
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995 regarding the future performance of NV Energy, Inc. and its subsidiaries, Nevada Power Company and Sierra
Pacific Power Company both d/b/a NV Energy. Forward-looking statements include earnings guidance and estimates or forecasts of operating and financial metrics.  These statements reflect current expectations of future conditions and events and as such are subject to a variety of risks,  uncertainties and assumptions that could cause actual results to differ materially from current expectations. These risks,  uncertainties and assumptions  include, but are not limited to, NV
Energy Inc.'s ability to maintain access to the capital markets, NV Energy Inc.'s ability to receive dividends from its subsidiaries, the financial performance of NV Energy Inc.'s subsidiaries, particularly Nevada Power Company and Sierra
Pacific Power Company both d/b/a NV Energy, and the discretion of NV Energy Inc.'s Board of Directors with respect to the payment of future dividends based on its periodic review of factors that ordinarily affect dividend policy, such as current and prospective financial condition, earnings and liquidity, prospective business conditions, regulatory factors, and dividend restrictions in NV Energy Inc.'s and its subsidiaries' financing agreements. For Nevada Power Company and
Sierra Pacific Power Company both d/b/a NV Energy, these risks and uncertainties include, but are not limited to, future economic conditions both nationally and regionally, changes in the rate of industrial, commercial and residential growth in their service territories, their ability to procure sufficient renewable energy sources in each compliance year to satisfy the
Nevada Renewable Energy Portfolio Standard, changes in environmental laws and regulations, construction risks, including but not limited to those associated with the ON Line project, their ability to maintain access to the capital markets for general corporate purposes and to finance construction projects, employee workforce factors, unseasonable weather, drought, wildfire and other natural phenomena, explosions, fires, accidents, mechanical breakdowns that may occur while operating and maintaining an electric and natural gas system,  their ability to purchase sufficient fuel, natural gas and power to meet their power demands and natural gas demands for Sierra Pacific Power Company d/b/a NV Energy, financial market conditions, and unfavorable rulings in their pending and future regulatory filings. Further risks, uncertainties and assumptions that may cause actual results to differ from current expectations pertain to  weather
conditions, customer and sales growth,  plant outages, operations and maintenance expense,   depreciation and
allowance for funds used during construction, interest rates and expense, cash flow and regulatory matters.  Additional cautionary statements regarding other risk factors that could have an effect on the future performance of NV Energy, Inc.,
Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy are contained in their Annual Reports on Form 10-K for the year ended December 31, 2011, and quarterly reports on Form 10-Q for the period ended March 31,
2012, each filed with the Securities and Exchange Commission. NV Energy Inc., Nevada Power Company and Sierra
Pacific Power Company both d/b/a NV Energy undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

NV Energy: Who We Are
NYSE Ticker: NVE
Market Capitalization: $3.9 Billion
Customers: 2.4 million Nevadans
~90% of state population
1.3 million customer accounts
40 million tourists annually
Territory: ~45,000 sq. miles
Transmission: >3,700 miles
Generation capacity:
5,862 MW
83% of peak load
2011 peak load: 7,052 MW

Strong Track Record
2012: Transitioning from rate case-driven
growth to deploying free cash flow
1999: Sierra Pacific Resources and Nevada
Power merge
2002 – 2011:  Western energy crisis; financial
recovery; rapid growth; generation
expansion
NVE
1.0
NVE
2.0
NVE
3.0
Transforming NV Energy

Rate base additions
Economic recovery
Operationally well positioned
NVE 3.0: Building Shareholder Value
Less need for major rate relief
Stable earnings, improving ROE
Free cash flow
Customer-focused philosophy
Empowering employees
Reasonable, constructive regulation
Sound corporate governance
Near-Term Drivers Longer-Term Drivers

Less Need for Major Rate Relief
Driven by:
–
Generation expansion
–
Demand growth
–
Rate relief
Rate increases:
–
$223 million effective
July 2009
–
$159 million effective
January 2012
Guidance:
$1.15 - $1.25
Past Results
* Based on midpoint of guidance range
As provided on most recent earnings conference call. Does not constitute an affirmation of guidance previously provided.
$0.89
$0.89
$0.78
$0.96
$0.69
2007 2008 2009 2010 2011 2012
Earnings Per Share
GAAP    7.0%      6.8%       5.8%       6.9%        4.8%       8%*
ROE

Less Need for Major Rate Relief
Generation Expansion Cycle Complete
Additions
2006: Lenzie Gas 1,102
Harry Allen Peaker Gas 80
Silverhawk Gas 395
2008: Tracy Gas 541
Clark Peakers Gas 619
Higgins Gas 530
2010: Goodsprings Waste heat 5
2011: Harry Allen Gas 484
Retirements and other (691)
Net capacity added 3,065

All capacity additions are now in rates
NV-Owned Generation
(MW)
2,797
5,862

Stable Earnings, Improving ROE
Entering a period of more stable
earnings
–
No major projects
–
Slow demand growth
Lower-risk earnings drivers:
–
Cost control
–
Lower interest expense
Current Environment
* Forecast

Stable Earnings, Improving ROE
Regulatory ROE should be
much closer to allowed ROE
GAAP ROE will reflect:*
–
Holding company debt
–
Goodwill
–
Lenzie regulatory asset
–
Deferred energy (Western
energy crisis)
Regulatory Lag Decreasing
*For further details, see Note 3 of the 2011 Form 10-K

11 Free Cash Flow Decreasing Capital Expenditures Are a Key Driver * Gross expenditures, including contributions in aid of construction, debt AFUDC, and net salvage

Free Cash Flow
Drivers:
–
Decreasing capital expenditures
–
Generation additions now in rates
–
NOL carryforward
–
Deferred energy
Uses:
–
Increase dividend payout
–
Reduce debt
–
Potential new investments
–
Deferred energy
Uses are not
mutually exclusive.
All can be
accomplished over
the next several
years.

Free Cash Flow
More than doubled quarterly dividend
since 2007
Increased dividend 31% in May 2012
Policy: target dividend payout ratio =
55%-65%
Can be achieved while reducing debt
and considering investments
* Assumes $0.17/share in Q3/Q4 2012
Committed to Dividend Growth
Building shareholder value by returning capital

Free Cash Flow
Goal: achieve more balanced
capital structure over next
several years
Benefits earnings
Strengthens balance sheet
before next growth cycle
Debt Reduction
Capital Structure
As of March 31, 2012

Free Cash Flow Some Maturities May be Met With Cash * Weighted average Coupon: 15

NVE 3.0: Building Shareholder Value
Customer-focused philosophy
Empowering employees
Reasonable, constructive regulation
Sound corporate governance
Less need for major rate relief
Stable earnings, improving ROE
Free cash flow
Rate base additions
Economic recovery
Operationally well positioned

Near-Term Drivers Longer-Term Drivers

NV Energize: – $164 million – year-end 2012 ON Line: – $139 million – Second half of 2013 Rate Base Additions Over $300 Million by 2013 2013 O&M reduction: $12 million 17

Outlook: Generation Capacity Needs PPA contract expirations include: 125 MW in 2012, 224 MW in 2013, and 620 MW in 2017 18

Controlling costs in a difficult
economy
Well positioned for near-flat demand
–
Controlling O&M
–
Reducing debt
–
Returning capital to shareholders
Infrastructure in place for future
growth
Upside leverage when recovery
commences
Economic Recovery
Slow Recovery Expected in Nevada

Nevada Economy 3-4% Customer Growth Before Recession Key economic indicators for NVE include unemployment, job growth, population and low-use accounts 20

Operationally Well Positioned
Ideal for renewable energy
–
Solar
–
Geothermal
Renewable portfolio standard:
25% by 2025
Potential to export to CA, AZ
Exploring transmission
opportunities
Strategically Located in Desert Southwest
Committed Renewable Energy Projects
45 Projects, 1,090 MW
as of March 2012

Operationally Well Positioned
New, efficient gas plants
8 of 9 coal units scrubbed
Low-mercury coal
Total Sources
2011
30.4 million MWh
* Does not include energy efficiency and conservation, demand side management and other programs which contribute to renewable portfolio standard compliance.
Low Environmental Compliance Exposure

Operationally Well Positioned
Number of service interruptions per customer per year Hours of service interruptions per customer per year
Top-Ranked Reliability

Reliability metrics were the best in the nation in 2009 and ranked in the top decile in 2010. Both metrics improved in 2011.

NVE 3.0: Building Shareholder Value
Customer-focused philosophy
Customer-focused philosophy
Empowering employees
Empowering employees
Reasonable, constructive regulation
Reasonable, constructive regulation
Sound corporate governance
Sound corporate governance
Less need for major rate relief
Stable earnings, improving ROE
Free cash flow
Rate base additions
Economic recovery
Operationally well positioned

Near-Term Drivers Longer-Term Drivers

Customer-Focused Philosophy Customer-Focused Reasonable, Constructive Regulation Building Shareholder Value • Safe, reliable, affordable energy • Empowering customers with self-managed usage 25

Customer-Focused Philosophy
Affordable Energy
Increased revenues contributing to earnings with
minimal impact to customers
$0.116 /kWh $0.114 /kWh
NVE-S* NVE-N*
* Residential
$0.124 /kWh
$0.100 /kWh
Earned Return
Pass Through
$0.070
$0.044
$0.044
$0.072
$0.075
$0.039
$0.049
$0.061
2007
2012
2007
2012

Continuously improve processes
Control O&M expense while load is flat
Other opportunities include:
Empowering Employees
Improve Processes, Reduce Costs, Enhance Performance
-
NV Energize
- Operating highly efficient generating facilities
- Vendor contract negotiations
- ON Line related savings

Reasonable, Constructive Regulation
December rate decision was fair,
reasonable
IRP process reduces risk; major projects
approved in advance
Quarterly fuel and DEAA adjustments
should stabilize cash flows
Allowed to recover lost revenue
Potential for higher equity ratio
Supports Stable Earnings
$ billions
Rate base = $7.3
44% equity =  $3.2
50% equity =  $3.7

Sound Corporate Governance
Incentive-based, pay for performance compensation
Stock ownership guidelines for board, senior officers
9 of 10 directors are independent
Separated Chairman and CEO roles
Eliminated classified board
Adopted majority voting, reduced supermajority provisions
Responded to all shareholder proposals
Aligned with Investors’ Interests

Outlook: 2012
2012 Earnings Guidance: $1.15 - $1.25 / share*
Guidance is based on ongoing, normalized EPS, excluding
unexpected events such as plant outages, required
regulatory/accounting adjustments, etc.
For further information see forward –looking statements and risk factors in 2011 Form 10-K and Form 10-Q for the period ended March 31, 2012. As provided on most recent earnings conference call. Does not constitute an affirmation of guidance previously provided.
* Excludes NVE-S rate increase effective January 1
Assumptions
Weather Normal
Gross margin ~1% increase* from customer growth
O&M expense Flat
Depreciation, AFUDC Harry Allen, capital expenditures
Interest expense Decrease due to 2011 refinancings
,
debt reduction

Why Invest in NV Energy?
Focused on Building Value for Shareholders
slow growth =
return capital to shareholders
aspiration: 50%
spread narrowing
initiated
Nevada economy
Dividend payout
Debt
Equity ratio
ROE vs. allowed
Need for rate relief
Guidance
The Road Ahead

NVE 3.0: Building Shareholder Value
Customer-focused philosophy
Customer-focused philosophy
Empowering employees
Empowering employees
Reasonable, constructive regulation
Reasonable, constructive regulation
Sound corporate governance
Sound corporate governance
Less need for major rate relief
Stable earnings, improving ROE
Free cash flow
Rate base additions
Economic recovery
Operationally well positioned

33 Supplemental Material

Earnings per Share (diluted) Third Quarter is Key to 12-Month Results Summer weather in southern Nevada can significantly affect financial results 34

Energy Supply
Capacity Utilization Reflects Highly Seasonal Demand
Efficient, Low-Cost
Generation
NV’s Tracy and Higgins
units were the lowest-
cost producers in the
Electric Utilities Cost
Group in 2011 and 2009
respectively.

Energy Delivery Sales 28.2 million MWh* Electric Revenues $2.6 billion* *Excludes California 2011 Retail Mining and gaming follow different cycles, making these sectors somewhat counter-balancing 36

Top-Ranked Reliability Both reliability metrics were ranked top-decile among surveyed companies in 2010 37

The NVE Transformation
2003 2011 % Increase/(Decrease)
Self-Owned Generation (MW) 2,797 5,862 110%
O&M (Cents/kWh) $2.76 $2.64 -4%
Effective Rate (Cents/kWh)
¹
$9.77 $10.00
2%
Fuel (Cents/kWh)
²
$7.23 $4.66 -36%
Non-Fuel (Cents/kWh)
³
$2.54 $5.34 110%
Gross Margin ($ millions) $845 $1,543 83%
Effective Cost of Debt 9.5% 6.4% -33%
Price per Share (Year-ended) $7.34 $16.35 123%
Dividend per Share --- $0.49 ---
Credit Ratings (S&P/Moody's)
NVE-S BB,B+ / Ba2 BBB / Baa2
NVE-N BB,B+ / Ba2 BBB / Baa2
1 Defined as Total Retail Electric Revenue/Total Retail Electric Sales [2011 includes NVE-South GRC of approx. $158 million, offset with $58 million NVE-South
GRC and reduced BTER rates of $45 million]
2 Defined as Total Fuel & Purchased Power Costs + Deferred Energy-Net/Total Retail Electric Sales
3 Defined as Total Retail Electric Revenue - (Fuel & Purchased Power Costs + Deferred Energy-Net)/Total Retail Electric Sales

Energy Strategy: Evolution
2007-2011 Results The Road Ahead
Increase energy
efficiency, conservation
• Significant energy savings
• Included in portfolio standard
• DOE grant
• Over 900,000 smart meters
• “Lost revenue” recovery
EMPOWER CUSTOMERS
THROUGH MORE FOCUSED
ENERGY EFFICIENCY
PROGRAMS
Expand renewable
energy initiatives and
investments
• Met portfolio standard while
minimizing costs
• Invested in Goodsprings
• Expanded to include out -of-state
and PEC-only purchases
PURSUE COST-EFFECTIVE
RENEWABLE ENERGY
INITIATIVES
Add new generation and
transmission
• Achieved energy independence
through acquisitions, construction
• Obtained ON Line approval
OPTIMIZE GENERATION
EFFICIENCY AND
TRANSMISSION
ENGAGE EMPLOYEES TO
IMPROVE PROCESSES, REDUCE
COSTS, ENHANCE
PERFORMANCE

Can contribute 1/4 of Portfolio Standard
PUCN approved recovery of lost revenues, program costs
NV Energize: smart meters for all customers
–
Estimated total cost: $300 million
–
Federal grant: $139 million
Empower Customers through More Focused Energy Efficiency Programs
Energy Strategy

Complying with portfolio standard cost effectively
–
15% in 2011 - 2012
–
25% by 2025
Find investments that add value for customers, shareholders
Expand transmission capability for export
Energy Strategy
Pursue Cost-Effective Renewable Energy Initiatives

Nevada Portfolio Standard
Escalating Renewable Energy Requirement: 25% by 2025
Standard
2011-2012
15%
2013-2014
18%
2015-2019
20%
2020-2024 22%
2025 and after 25%
Up to 1/4 of standard can be met from demand side
management, energy efficiency and conservation
7%
6%
9%
9%
10%
16%
19%
23%
27%
29%
32%
2005A 2007A 2009A 2011A 2013E 2015E
Percentage of Retail Sales
NV actual/forecast Standard

Committed Renewable Energy Projects
Geothermal MW Solar MW Hydro MW
1   Beowawe Power 17.7 23  Amonix Pecos 0.5 39  Fleish 2.3
2   Brady 24.0 24 CNLV 1.0 40  Hooper 0.8
3   Clayton Valley 1 53.5 25  FRV Spectrum 30.0 41  Truckee Carson Irrigation District 4.0
4   Desert Peak 25.0 26  Las Vegas Valley Water District (Six Projects) 3.0 42 Verdi 2.2
5   Dixie Meadows 51.0 27  Mountain View 20.0 43  Washoe 2.2
6   Faulkner 1 49.5 28  Nellis AFB Solar Star 13.2
7   Galena 2 13.0 29  Nevada Solar One 69.0 Waste Heat Recovery MW
8   Galena 3 26.5 30  Procaps Laboratory 0.2 44  Goodsprings 7.5
9   Homestretch 2.1 31  RV Apex 20.0
10  Tuscarora (aka Hot Sulphur Springs 2) 25.0 32 Searchlight 17.5 Wind MW
11  Jersey Valley 22.5 33  Silver State 50.0 45  Spring Valley 151.8
12  McGinness Hills 52.0 34  Crescent Dunes 110.0
13  Richard Burdette 26.0
14  Salt Wells 23.6 Biomass/Methane MW
15  San Emidio 11.8 35  CC Landfill Energy 12.0
16  Soda Lake I 3.6 36  Lockwood Renewable Energy 3.2
17  Soda Lake II 19.5 37  Sierra Pacific Industries 10.0
18  Steamboat Hills 14.6 38  Truckee Meadows Water Reclamation 0.8
19  Steamboat IA 2.0
20  Steamboat II 13.4
21  Steamboat III 13.4
22  Stillwater 2 47.2
Stillwater 2 Photovoltaic Addition 22.0
1,090 Megawatts

44

235 mile 500 kV line will interconnect
northern, southern systems
Permits economic fleet dispatch
Increases reliability, key for renewable
energy development
Estimated cost: $556 million. NVE’s
ownership portion: $139 million (includes
AFUDC)
Joint venture : 25% NVE, 75% Great Basin
Transmission
Optimize Generation Efficiency and Transmission
Energy Strategy
ON Line

Key Regulatory Metrics
Total NVE – S NVE – N
Rate base
$1.84 ($ billions, 12/31/2011) $7.34 $5.50
Equity ratio:
GAAP actual, 12/31/2011 39.8% 45.2% 45.3%
Regulatory - allowed 44.3%* 44.4% 44.1%
ROE, 2011:
GAAP 4.8% 4.7% 6.2%
Regulatory - actual 6.9%* 6.2% 9.3%
Regulatory – allowed 10.0%* 10.0% 10.1%
Last general rate order
12/23/2011 12/23/2010
* Total is weighted based on rate base.

NVE South Rate Case
New rates effective January 1, 2012
Benefits:
–
Harry Allen plant cost recovery ($700 million investment)
–
Should reduce shortfall vs. allowed return
–
Free cash flow
Granted Requested
Revenue increase ($ millions) $158.6
(1)
$249.9
Return on equity 10.00% 11.25%
Rate base ($ billions) $5.48 $5.59
(1) $17 million = increased depreciation, excluding Harry Allen.
$12.7 million = increased amortization (DSM cost recovery)

Rate Case Filing Calendar
TEST PERIOD
CERTIFICATION
RATES
IN
EFFECT
May
2011
January
2010
December
2010
June
2011
January
2012
TEST PERIOD
CERTIFICATION
FILE
GRC
RATES
IN
EFFECT
May
2013
January
2012
December
2012
June
2013
January
2014
NV Energy South
NV Energy North
January
2013
January
2015
December
2013
May
2014
May
2016
June
2014
January
2015
December
2015
June
2016
January
2017
PERIOD
PERIOD

Public Utility Commission of Nevada
Three Commissioners; Four-Year Terms; Appointed by the Governor
Alaina Burtenshaw (D)
Began Serving: January 2010                         Term Ends: September 30, 2013
Appointed Chairman February 2011. Administrative law background. Has been with the PUCN since 1992, served as Staff Counsel and Assistant Staff
Counsel.
Rebecca Wagner (R)
Began Serving: September 2006                   Term Ends: September 30, 2015
Served as Energy Advisor to the Governor and Director of the Nevada State
Office of Energy. Previously worked for Nevada-based geothermal company.
David Noble (NP)
Began Serving: August 2011                    Term Ends: September 30, 2012
Has been with the PUCN since 1997 as administrative attorney, assistant staff counsel, assistant general counsel, and hearings officer. Also served as
Commission liaison to Nevada Legislature on utility and administrative matters over last six regular legislative sessions.

Regulatory Matters Fact Sheet
May 1, 2012
Issue Timeline Docket
Fuel, Purchased
Power and
Renewable
Energy
• March 1, 2012: Made annual filings.  Hearings to review
prudency and reasonableness of fuel and purchased
power costs expected in late summer.  New renewable
energy program rates expected effective October 1,
2012.
12-03004 (NVE-South)
12-03005 (NVE-North- Electric)
12-03006 (NVE-North- Gas)
Energy Efficiency
Cost /Lost
Revenue
Recovery
• July 9, 2012: Filing for proposed reset of rates.  New
rates effective Jan 1, 2013.
TBD
Integrated
Resource Plan
• June 29, 2012: NVE-S files integrated resource plan,
energy supply plan and demand side management
plan.
• August 2012: NVE-N files energy supply plan and
demand side management plan.
• Decision expected by year-end 2012.
TBD

Solid Financial Position
Standard & Poor's  Moody's Fitch
Latest Ratings Review
26-Oct-11 11-May-11 16-May-11
Nevada Power
Senior secured debt
BBB Baa2 BBB
Outlook
Stable Stable Stable
Sierra Pacific Power
Senior secured debt
BBB Baa2 BBB
Outlook
Stable Stable Stable
NV Energy
Senior unsecured debt
BB+ Ba2 BB
Outlook
Stable Stable Stable
Utilities Rated Investment Grade

Southern Nevada Economy
Key Metrics
Indicator     Date
Latest
Period
Previous
Period
Year Ago
Total Employment Feb-12 799,500 802,900 797,300
Unemployment Rate Feb-12 12.20% 13.30% 13.70%
New Residents (Drivers License Count) Feb-12 5,061 6,885 4,437
Active Residential Electric Meter Count Feb-12 744,422 743,513 731,295
Median Price of a New Home Feb-12 $193,900 $207,000 $193,000
Median Price of an Existing Home Feb-12 $105,000 $108,000 $115,000
Apartment Vacancy Rate Q4 2011 9.70% 10.40% 10.60%
Gaming and tourism industry conditions affect
employment, but are not a primary driver of NVE results